                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant                [X]
Filed by a Party other than the Registrant                     [__]

Check the appropriate box:

 [X]  Preliminary Proxy Statement
 [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [_]  Definitive Proxy Statement
 [_]  Definitive Additional Materials
 [_]  Soliciting Material Pursuant to Rule 14a-12

                                ICHOR Corporation
                (Names of Registrant as Specified in Its Charter)

    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

[X]   No fee required
[_]   Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:
      2)       Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)       Proposed maximum aggregate value of transaction:
      5)       Total fee paid:

[_]   Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:
      2)       Form, Schedule or Registration Statement No.:
      3)       Filing Party:
      4)       Date Filed:

                                ICHOR CORPORATION
                        50 - 52 AV du CHANOINE CARTELLIER
                             69230 SAINT-GENIS LAVAL
                                     FRANCE

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
ICHOR Corporation:

         Notice is hereby given that the Annual Meeting of Shareholders of ICHOR Corporation (the "COMPANY") will be held at 50 - 52 Av du Chanoine Cartellier, 69230 Saint-Genis Laval, France at 10:00 a.m., Central Europe Time, July 19, 2001, for the following purposes:


         1. To elect three (3) directors of the Company.

         2. To approve an amendment to the Company's Certificate of Incorporation, as amended, to change the Company's name to "Mymetics Corporation".

         3. To approve the ICHOR Corporation 2001 Stock Option Plan to provide for the issuance of stock options to the employees, officers, directors and consultants of the Company.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 22, 2001, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                            By Order of the Board of Directors,


                                            John M. Musacchio
                                            Secretary

June 29, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                                ICHOR Corporation

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the management of ICHOR Corporation (the "COMPANY") of proxies for use at the Annual Meeting of Shareholders to be held at 50 - 52 Av du Chanoine Cartellier, 69230 Saint-Genis Laval, France on July 19, 2001, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock of the Company, par value $.01 per share ("COMMON SHARES"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares will be voted for the nominees for director and for the Proposals. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, John M. Musacchio at 50 - 52 Av du Chanoine Cartellier, 69230 Saint-Genis Laval, France, or by attendance at the meeting and voting your Common Shares in person. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about June 29, 2001.

         The holders of a majority of the Common Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by Proxy in order for a quorum to be present. Under applicable law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote for election of directors or the other proposals.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Common Shares. All costs of solicitation of Proxies will be borne by the Company. The Company presently does not intend to employ any other party to assist in the solicitation process.

         The close of business on June 22, 2001 has been fixed as the record date (the "RECORD DATE") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         On the Record Date, there were 46,058,923 Common Shares of the Company issued and outstanding. Each Common Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by a plurality of votes cast at the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of June 4, 2001 by: (i) all persons known by the Company to beneficially own more than five percent of the outstanding Common Shares; (ii) each of the Company's executive officers, directors and nominees; and (iii) all executive officers and directors as a group. The following is based solely on statements filed with the Securities and Exchange Commission or other information the Company believes to be reliable.

       Name and Address of                                     Amount and Nature of
        Beneficial Owner                  Title of Class       Beneficial Ownership          Percent of Class
        ----------------                  --------------       --------------------          ----------------

MFC Bancorp. Ltd.                         Common Shares            12,315,833(1)(2)                23.3%
17 Dame Street
Dublin 2, Ireland

Sutton Park International Ltd.            Common Shares             2,597,060                       5.6%
P.O. Box 146, Road Town
Tortola, British Virgin Islands

MFC Merchant Bank S.A.                    Common Shares             9,718,773(3)                   18.4%
6, Cours de Rive
1211 Geneva 3, Switzerland

Aralis Participations S.A.                Common Shares             9,124,482                      19.8%
Les Avouillons 4
CH-1196 Gland VD, Switzerland

Martine Reindle                           Common Shares            13,415,847(4)                   31.1%
CP 18
CH - 1295 Mies, Switzerland

Ernst Luebke                              Common Shares            10,374,353(4)                   22.5%
Route du Muids
CH - 1273 Arzier, Switzerland

Pierre-Francois Serres(5)                 Common Shares            13,168,431(6)                   28.6%
Chief Executive Officer, President
and Director

Eric Turcotte(5)(7)                             --                         --                        --
Chief Financial Officer, Secretary
and Director

Patrice Pactol(5)                         Common Shares             2,137,151                       4.6%
Director

John M. Musacchio(5)(8)                   Common Shares               120,050(9)                    0.3%
Chief Financial Officer, Secretary
and Director

Robert Demers                                   --                         --                        --
Director Nominee

Michael K. Allio                                --                         --                        --
Director Nominee

All executive officers and directors      Common Shares            15,425,632(6)(9)                33.4%
as a group (4 persons)(9)

--------------

(1) Represents Common Shares indirectly owned through Sutton Park International Ltd., a wholly-owned subsidiary of MFC Bancorp Ltd.
(2) Includes 2,988,174 Common Shares and 6,730,599 share purchase warrants, each of which entitles the holder to purchase one Common Share, indirectly owned through MFC Merchant Bank S.A. ("MFC BANK"), a wholly-owned subsidiary of MFC Bancorp Ltd.
(3) Includes 2,988,174 Common Shares and 6,730,599 share purchase warrants, each of which entitles the holder to purchase one Common Share.
(4) Includes 9,124,482 Common Shares owned by Aralis Participations S.A. Martine Reindle is the Chairperson and a member of the Board of Directors, and owns 44.9% of the outstanding voting shares of Aralis Participations S.A. Ernest Luebke is an officer and a member of the Board of Directors, and owns 32.3% of the outstanding voting shares of Aralis Participations S.A. As a result, Mr. Reindle and Mr. Lubke may be deemed to have or share voting and/or investment power over the Common Shares owned by Aralis Participations S.A.
(5) C/O ICHOR Corporation 50 - 52 Av du Chanoine Cartellier, 69230 Saint-Genis Laval, France
(6) Includes 2,039,038 Common Shares beneficially owned by Martine Reindle but held in usufrucht by Pierre-Francois Serres and as to which Dr. Serres has voting power.
(7) Mr. Turcotte resigned from all of his positions with the Company effective May 15, 2001.
(8) Mr. Musacchio was appointed as Chief Financial Officer, Secretary and a Director of the Company to fill the vacancies resulting from Mr. Turcotte's resignations.
(9) Includes 120,000 Common Shares which Mr. Musacchio presently has the right to acquire pursuant to vested stock options granted to Mr. Musacchio under the Company's 1994 Stock Option Plan.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The number of directors of the Company is established at five. The number of directors was increased from three to five by a unanimous written consent of the Board of Directors of the Company dated June 15, 2001 in accordance with the Company's bylaws. The votes of a plurality of the Common Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

         The Board of Directors is divided into three classes. Pursuant to the Bylaws of the Company and as a result of the increase in the number of directors, two (2) directors will serve until the Annual Meeting in 2002, of which one (1) is to be elected at this Annual Meeting, one (1) director will serve until the Annual Meeting in 2003, and two (2) directors will serve until the Annual Meeting in 2004, both of which are to be elected at this Annual Meeting.

Directors and Officers

         The following table sets forth information regarding each nominee for election as a Director, each Director whose term of office will continue after the Annual Meeting and the officers of the Company.

                                               Current Position with the                        Expiration of Term
Name                                                    Company                      Age           as a Director
----                                                    -------                      ---           -------------

Pierre-Francois Serres                  Chief Executive Officer, President and        51               2003
                                        Director (appointed March 2001)

Patrice Pactol(1)                       Director (appointed March 2001)               40               2001(1)

John M. Musacchio                       Chief Financial Officer, Secretary and        53               2002
                                        Director (appointed May 2001)

Robert Demers(2)                                           --                         63               2004(2)

Michael K. Allio(2)                                        --                         37               2004(2)


(1)      Nominee for Class 2 Directors whose term would expire in 2002
(2)      Nominee for Class 1 Director whose term would expire in 2004


         Dr. Pierre-Francois Serres became the chief executive officer, president and a director of the Company on March 28, 2001. From 1990 on, Dr. Serres was the chief executive officer and president of Hippocampe S.A., a French human and veterinary research and development company which he founded. He is also the founder and co-manager of Scericia S.C.E.R, which performs studies and research in clinical immunology. Prior to that he worked as a scientific manager at Indicia Diagnostics S.A.

         Patrice Pactol became a director of the Company on March 28, 2001. From 1995 on, Mr. Pactol was a director and the coordinator for bioinformatics and computing of Hippocampe S.A., a French human and veterinary research and development company. Prior to that he was a consultant in the field of veterinary and human biology and a sales executive for a pharmaceutical company.

         John M. Musacchio has been the Company's secretary and a director since May 15, 2001. Mr. Musacchio is currently the Vice President of MFC Bancorp Ltd., an independent financial services group which beneficially owns 23.3% of the Common Shares of the Company. Mr. Musacchio has held this position since 1997. From 1992 to 1997 he was the president, director and chief operating officer of PDG Remediation, Inc. He has 25 years of industrial and professional service business operating experience on an international scale. His positions included principal, director and officer in private and publicly traded companies. His management experience includes the segments of operations, marketing, corporate development and planning.

         Robert Demers is a securities attorney with 40 years of experience. Since 1992, Mr. Demers has been the president of the Demers Counseil Inc., a member of the Montreal Exchange, the Toronto Stock Exchange and the Investment Dealer Association of Canada, which was founded by Mr. Demers in 1992. Prior to this, he served as the president of Maison Placements Canada Inc., an institutional research firm. He has served as the chairman of the Quebec Securities Commission and as president and governor of the Montreal Stock Exchange. He is currently serving as a director of a public Canadian Company and numerous private companies. Mr. Demers also serves as a director for several non-profit organizations.

         Michael K. Allio is an independent business consultant concentrating on advising his clients on strategic, business development and process improvement projects. From 1995 to 2000 he was the vice-president and principal of TracRac Incorporated, a design and fabrication company. Prior to that he was the vice president and senior consultant of Robert J. Allio & Associates, Inc., a management consulting firm, and Manager of Creative Promotions for Revlon Incorporated.


        The Board of Directors recommends voting "FOR" the election of the nominees set forth above.


Board of Directors and Committees of the Board

         During the fiscal year ended December 31, 2000 the Board of Directors acted on five occasions by unanimous written consent. No meetings of the Board of Directors were held. Committees of the Board. The Board of Directors does not have a standing Audit, Compensation or Nominating Committee.


Report of the Board of Directors with Respect to Audit Matters

         The Board of Directors, as a whole and not any committee thereof, satisfies its oversight responsibilities with respect to the external reporting process and the adequacy of the Company's internal controls.

         The Board of Directors has appointed Peterson Sullivan, P.L.L.C. as the Company's certified independent public accountants. The Company's management has the primary responsibility for the Company's financial statements and the reporting process. Peterson Sullivan, P.L.L.C., the Company's independent certified public accountants, is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Board of Directors has reviewed and discussed with management and Peterson Sullivan, P.L.L.C. the audited financial statements of the Company for the prior fiscal year ended December 31, 2000. The Board of Directors has discussed with Peterson Sullivan, P.L.L.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Board of Directors has received from Peterson Sullivan, P.L.L.C. the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with Peterson Sullivan, P.L.L.C. their independence and the Board has satisfied itself as to the independence of Peterson Sullivan, P.L.L.C.

         In reliance on the reviews and discussions referred to above, the Board of Directors recommended and approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.


                                 By the Board of Directors of ICHOR Corporation


                                 Pierre-Francois Serres
                                 John M. Musacchio
                                 Patrice Pactol


Compensation of Directors

         Employee directors are not compensated in their role as directors. The outside directors of the Company receive $1,500 for each meeting they attend plus reimbursement for their actual expenses incurred in attending such meetings. In addition, pursuant to the Stock Option Plan proposed to be adopted by the shareholders and described below under Proposal 3, directors would be entitled to receive stock option grants pursuant to the terms and provisions of such plan.

         During the fiscal year ended December 31, 2000, no options were granted to directors under any Company stock option plan.


                             EXECUTIVE COMPENSATION

         The following table sets forth for the last three fiscal years information on the annual compensation for the Company's chief executive officer as of December 31, 2000 (the "CEO" or the "NAMED EXECUTIVE OFFICER"). No executive officer received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 2000.

                           Summary Compensation Table

                                                                                             Long Term
                                                Annual Compensation                        Compensation
                                                -------------------                        ------------
                                                                                        Securities
    Name and                                                          Other Annual      Underlying       All Other
Principal Position      Year           Salary($)        Bonus($)     Compensation($)  Options/SAR(#)    Compensation
------------------      ----           ---------        --------     ---------------  --------------    ------------
Jim Soo Choi (1)        2000               0               0                0                0               0
                        1999               0               0                0                0               0
                        1998               0               0                0                0               0

(1) Mr. Choi was the President of the Company from December 1999 to March 28, 2001 and was replaced by Dr. Pierre-Francois Serres, who became the President and CEO of the Company on March 28, 2001.

Employment Agreements

         On May 3, 2001, Dr. Serres entered into an employment agreement (the "EMPLOYMENT AGREEMENT") with the Company, pursuant to which he receives a monthly salary of fifty thousand French Francs (50,000 FRF) and normal benefits. In addition, Dr. Serres may participate in the Stock Option Plan described in Proposal 3 below, as well as receive discretionary bonuses as approved by the Board of Directors of the Company. The Employment Agreement, which is governed by French law, provides for continuation payment of Dr. Serres' base salary for a period of 24 months in the event Dr. Serres is dismissed by the Company (except where such dismissal is for "Cause" (as defined in the Employment Agreement)), dies or resigns as a result of a change in the control of the Company.

Stock Options

         No stock options were granted to the CEO during 2000, nor does the CEO hold any outstanding options.


Certain Relationships and Related Party Transactions

         MFC Bank is a wholly-owned subsidiary of MFC Bancorp Ltd., which currently beneficially owns approximately 23.3% of the outstanding Common Shares of the Company. Pursuant to certain agreements (the "BANK AGREEMENTS") made between Hippocampe S.A. ("HIPPOCAMPE") and MFC Merchant Bank S.A. ("MFC BANK"), MFC Bank acted as an advisor to the Company in a share exchange (the "SHARE EXCHANGE") that became effective on March 28, 2001 pursuant to two separate Share Exchange Agreements (the "SHARE EXCHANGE AGREEMENTS"), both dated December 13, 2000, among the Company and the shareholders of Hippocampe. Pursuant to the Share Exchange Agreements, the Company acquired approximately 99.9% of the outstanding shares of Hippocampe in consideration of an aggregate of approximately 33,311,398 Common Shares, representing approximately 72% of the currently issued and outstanding shares of Common Stock. MFC Bank received a monthly retainer fee of Euro 10,000 for a period of nine months in respect thereof, as well as 2,017,854 Common Shares of the Company issued or issuable in connection with the Share Exchange. MFC Bank also provided a credit facility to Hippocampe in connection with which MFC Bank has received a credit facility fee in the amount of Euro 130,000 as well as share purchase warrants which entitle MFC Bank to purchase up to approximately 6,730,599 Common Shares of the Company, subject to final adjustment, at an exercise price of approximately Euro 0.2319 and for a period expiring on July 31, 2003.

         The Company assumed the rights and obligations of Hippocampe under the Bank Agreements effective upon the closing of the Share Exchange. Pursuant to the Bank Agreements, MFC Bank has agreed to attempt to raise additional capital on a best efforts basis to fund working capital requirements following the Share Exchange. MFC Bank will be paid customary fees and expenses, and will receive additional share purchase warrants, in connection with the provision of these services. MFC Bank will have a right of first refusal until 24 months after the closing of the Share Exchange on any financing and capital raising activities of the Company.

         MFC Bank also will act as the trustee under the Voting and Exchange Trust Agreement dated March 28, 2001 among the Company, 6543 Luxembourg S.A., a company established under the laws of Luxembourg, and MFC Bank. MFC Bank will be paid customary fees and expenses in relation thereto for its services as trustee.


Report of the Compensation Committee on Executive Compensation

         The Board of Directors of the Company did not have a Compensation Committee during fiscal year 2000. During fiscal year 2000 the Board, as a whole, set and reviewed the Company's compensation policies. The Company's business was in transition during fiscal year 2000, and as a result no executive officers received any compensation, nor were any stock options or similar rights granted to any executive officers during fiscal year 2000.

                                 By the Board of Directors of ICHOR Corporation

                                 Pierre-Francois Serres
                                 John M. Musacchio
                                 Patrice Pactol


Performance Graph

         The information set forth in the table below and graphically on the following page compares the value of the Common Shares to the Nasdaq Market Index, the Nasdaq Biotechnology Index and an industry index representing peer issuers (the "PEER ISSUERS GROUP"). Each of the total cumulative returns presented assumes a $100.00 investment on December 31, 1995 and reinvestment of dividends. The industry index of the Peer Issuers Group is comprised of the following securities: EA Engineering Science & Technology; New Horizon Worldwide, Inc.; IT Group, Inc. (formerly International Technology Corp.); Sevenson Environmental; and Roy F. Weston Inc. (Class A).

                                                            Fiscal Year Ended December 31
Company or Index                         1996           1997            1998            1999              2000
----------------                         ----           ----            ----            ----              ----

ICHOR Corporation                       $270.08        $240.00         $480.00          $560.00         $390.08
NASDAQ Market Index                      124.27         152.00          214.34           378.12          237.66
NASDAQ Biotechnology Index(1)             99.67          99.61          143.65           289.77          356.40
Peer Issuers Group(1)(2)                 107.02         109.25          124.12           100.20          108.25


  (1) The companies represented in the Peer Issuer Group previously were selected by the Company for comparison in prior years' proxy statements because they engage in the business of providing environmental services, which was the operating business of the Company until July 2000. In connection with the Share Exchange that occurred in March of 2001, the Company changed its operating business to biomedical research. Accordingly, the Company believes that the companies in the NASDAQ Biotechnology Index, which includes companies engaged in biomedical research, now provide a more appropriate basis for comparison to the Company than those included in the Peer Issuer Group.

  (2) Roy F. Weston Inc. is no longer a public company (as of June 2001).

         This Graph represents historical stock price performance and is not necessarily indicative of any future stock price performance.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on the review of the copies of such reports received by the Company, the Company believes that, with respect to its fiscal year ended December 31, 2000, all of its executive officers, directors and 10% shareholders filed all required reports under Section 16(a) in a timely manner.


                                   PROPOSAL 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

         The board of directors has unanimously adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation (the "CERTIFICATE"), to change the name of the Company to "Mymetics Corporation."

Purpose and Effect of Amendment

         The Company desires to change its name from ICHOR Corporation to Mymetics Corporation. Management believes that the Mymetics Corporation corporate identity is more reflective of the Company's current line of business in biomedical research, in particular with respect to the Company's efforts in connection with the treatment of the AIDS virus.

         Upon consummation of the proposed name change it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name "Mymetics Corporation" will be issued. If there exists any circumstance which would make consummation of the name change inadvisable in the judgment of the board of directors, the proposal to amend the Certificate may be terminated by the board of directors either before or after approval of the name change by the shareholders.

Vote Required and Recommendation

         The affirmative vote of a majority of the votes cast in person or by proxy is required for approval of the amendments to the Company's Certificate authorizing the change in the name of the Company.

         The Board of Directors recommends that the shareholders vote "FOR" approval of the amendment to the Company's Certificate to change the Company's name to Mymetics Corporation.

                                   PROPOSAL 3

              ADOPTION OF ICHOR CORPORATION 2001 STOCK OPTION PLAN

         At the 2001 Annual Meeting, the Board of Directors of the Company (the "BOARD") is submitting the ICHOR Corporation 2001 Stock Option Plan (the "OPTION PLAN") to the shareholders for approval. The following is a description of the material features of and other information relating to the proposed Option Plan.

         GENERAL INFORMATION. The purpose of the Option Plan is to promote the growth and profitability of the Company and its subsidiaries by enabling it to attract and retain the best available personnel for positions of substantial responsibility through offering key employees an opportunity for investment in the Common Stock of the Company which will in turn provide them additional incentive to increase their efforts on behalf of the Company and its subsidiaries.

         The Option Plan permits the Company to grant to participants non-statutory stock options. A non-statutory stock option is a stock option that does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

         The Plan will be administered by an administrator (the "ADMINISTRATOR"), which will be composed of not less than three members of the Board, two of whom will be non-employees of the Company. If, at anytime, there does not exist two members of the Board who are not employees of the Company, the Administrator will be made up of the entire Board. The members of the Administrator will be appointed by, and serve at the pleasure of, the Board. The Administrator selects the participants under the Option Plan, and determines the grants to be made, the vesting schedule and the exercise price associated with such grants. The Administrator is also authorized, subject to the provisions of the Option Plan and to policies determined by the Board, to adopt rules and regulations and to take such action in the administration of the Plan as it deems proper.

         SHARES AVAILABLE FOR ISSUANCE. Options to purchase up to an aggregate of 5,000,000 shares of the Company's Common Stock are authorized to be issued under the Option Plan. As of June 14, 2001, the market value of the Common Stock (based on the highest "bid" price reported on the Nasdaq System) was $2.71 per share.

         PERSONS WHO MAY PARTICIPATE IN THE PLAN. Key persons employed by the Company or its subsidiaries, officers and directors of the Company or its subsidiaries and consultants to the Company or its subsidiaries will be eligible to receive grants under the Option Plan. Currently, approximately 10 persons are eligible to participate in the Option Plan. This number will increase to 12 following the election of Directors at the 2001 Annual Meeting of the Shareholders.

         PURCHASE OF SECURITIES PURSUANT TO THE PLAN; PAYMENT FOR SECURITIES OFFERED. The purchase price at which an option may be exercised ("EXERCISE PRICE") will be determined by the Administrator at the time the option is granted. A participant may exercise an option by giving written notice to the Company and by paying the Exercise Price and associated taxes in cash, by surrendering shares of Common Stock with a market value equal to the Exercise Price or a combination of the foregoing. All securities to be issued upon exercise of options granted under the Plan will be issued by the Company out of either or both of its authorized, unissued stock or repurchased shares held by the Company.

         TERMINATION; AMENDMENT. The Option Plan will terminate ten (10) years after its effective date, subject to earlier termination by the Board. The Board has the authority to amend or terminate the Option Plan, provided that such amendment or termination does not adversely affect any outstanding option, unless the holder of such option has consented to such change in writing.

         EXERCISE OF OPTIONS UPON CERTAIN EVENTS. The Option Plan provides that, subject to the terms determined by the Administrator or as may be set forth in any agreement between the Company and a participant, in the event of a participant's termination of employment with the Company or a subsidiary thereof (other than for cause), the participant will have 30 days to exercise any vested options. In the case of termination of employment arising from retirement, however, the participant will have three months to exercise any vested options. In the case of the participant's death, the participant's estate or beneficiary will have nine months to exercise any vested options. If a participant's employment with the Company or a subsidiary thereof terminates voluntarily with the consent of the Company or subsidiary thereof, the participant will have three months to exercise any vested options.

         FORFEITURES AND PENALTIES; LIENS. Options issued under the Option Plan will cease to become exercisable upon the termination of the participant's employment by the Company for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary, involuntary termination without cause or death. In addition, all options granted under the Option Plan expire no later than ten and one-half (10 1/2) years after the date they are granted, unless such period is extended by the Company. No options may be granted after the tenth anniversary of the effective date of the Option Plan.

         BENEFITS TO BE PROVIDED UNDER OPTION PLAN. Since the Company has not issued any options under the Option Plan, or any other similar arrangement, during fiscal year 2000 or 1999, the benefits expected to be received by officers, directors, consultants and other employees cannot be determined at this time. The Company anticipates that each incumbent director and each person elected as a director, including those elected at the 2001 Annual Meeting, will receive options to purchase 10,000 shares of the Company's Common Stock upon their election to the Board.

         INCOME TAX CONSEQUENCES OF PLAN PARTICIPATION. The following paragraphs briefly describe the federal income tax consequences associated with (i) the granting and exercise of non-statutory stock options and (ii) the subsequent disposition of stock acquired through the exercise of non-statutory stock options. The following information is based on the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder. The following information is intended to be merely informational and is not being offered as tax advice.

         Non-Statutory Stock Options. A participant who is granted a non-statutory stock option will not realize taxable income at the time such option is granted or when it vests.

         (a) In general, a participant will be subject to tax at ordinary income rates (see "Rate Structure" below) for the year of exercise on the excess of the fair market value of the shares underlying the option on the date of exercise over the option exercise price (the "SPREAD"). Because the spread is compensation income for federal income tax purposes, income tax withholding requirements apply upon exercise, and the Company will receive a corresponding tax deduction. The participant's basis in the shares so acquired will be equal to fair market value thereof on the exercise date. Upon subsequent disposition of such shares, the participant will realize long-term capital gain or loss if he has held the shares for more than one year since the option was exercised; otherwise, such capital gain or loss will be short-term.

         (b) The general rules described in paragraph (a) generally will not apply upon exercise of an option if (i) the shares received are not "transferable" and are subject to a "substantial risk of forfeiture" or (ii) sale of the shares at a profit could subject the participant to suit under
Section 16(b) of the Exchange Act. If a participant is not required to recognize income, he or she may nevertheless elect to recognize the income at the time of the option exercise by filing an election with the Internal Revenue Service within 30 days following the exercise of the option. The purpose of such election is to cause any post-exercise appreciation on the shares received to be taxed as capital gain. If no such election is made, the timing of the taxable event and the application of the withholding tax requirements will be postponed until earliest to occur of (x) the lapse or release of the transfer restrictions or the causes of the risk of forfeiture (or the passage of six months in cases where Section 16(b) is applicable) or (y) the disposition of such shares, and the participant's compensation income at that time, and the Company's corresponding deduction, will be equal to the excess of the value of the shares at that time over the option exercise price.

         (c) If a participant exercises a non-statutory stock option by delivering shares of stock as payment of the option price, no gain or loss will be recognized with respect to the shares delivered and the participant will be subject to tax at ordinary income rates on the excess of the fair market value of the shares he or she is entitled to receive on the date of exercise over the option exercise price. The participant's basis in the number of shares received which is equal to the number of shares surrendered will be the same as his or her basis in the surrendered shares, and the basis in the additional shares obtained upon the exercise of the option will be equal to the amount of compensation income realized by the participant. The participant's holding period for the shares having the transferred basis will include the holding period for the shares surrendered; the holding period for the additional shares obtained by the exercise of the option will commence on the date of exercise.

         Rate Structure. A capital gain or loss is long-term or short-term depending upon whether the stock has been held for more than one year. For individuals under the present rate structure provided by the Code, both ordinary income and short-term capital gain are taxed at a maximum rate of 39.1%, and long-term capital gain is taxed at a maximum rate of 20%.

         The affirmative vote of a majority of the votes cast in person or by proxy is required for approval of the Option Plan.

         The Board of Directors recommends that the stockholders vote "FOR" approval of the Option Plan.



                      INDEPENDENT ACCOUNTANTS AND AUDITORS

         Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Board of Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. Peterson Sullivan P.L.L.C. examined the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2000. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

         Any proposal that a Shareholder intends to present at the 2002 annual meeting of shareholders must be received by the Company on or before February 28, 2002 in order to be considered for inclusion in the proxy statement relating to the 2002 annual meeting. Proposals submitted by a shareholder of the Company for consideration at the 2002 annual meeting of shareholders other than in accordance with SEC Rule 14a-8 will not be considered at such meeting unless the Secretary of the Company has received written notice of the matter proposed to be presented from the shareholder on or prior to May 15, 2002, and proxies solicited by the Board of Directors will confer discretionary authority with respect to any matters as to which the Company does not receive written notice on or prior to such date.

                                  OTHER MATTERS

         The Board of Directors knows of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Board of

Directors may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

         A copy of the Company's Annual Report on Form 10-K to the Securities and Exchange Commission will be provided to Shareholders without charge upon written request directed to Shareholders Information, ICHOR Corporation, 50 - 52 Av du Chanoine Cartellier, 69230 Saint-Genis Laval, France.

              BY ORDER OF THE BOARD OF DIRECTORS.

              DATE:            June 29, 2001.

                                                                      Appendix A


                                                      FINAL VERSION FOR ADOPTION





                                ICHOR CORPORATION

                             2001 STOCK OPTION PLAN



1.       DEFINITIONS.

         The terms defined in this Section 1 shall, for all purposes of this Plan, have the meanings herein specified:

         (a) "ADMINISTRATOR" shall mean such one or more persons who shall have been appointed in accordance with Section 3.

         (b) "BOARD" shall mean the board of directors of the Company.

         (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "COMMON STOCK" shall mean the Company's presently authorized Common Stock, except as this definition may be modified as provided in Section 8 hereof.

         (e) "COMPANY" shall mean Ichor Corporation, a Delaware corporation.

         (f) "DISABLED OPTIONEE" shall mean an Optionee who becomes disabled within the meaning of Section 422(c)(6) of the Code.

         (g) "EFFECTIVE DATE" shall mean June 15, 2001.

         (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "FAIR MARKET VALUE" shall have the meaning given that term in
Section 7(H) hereof.

         (j) "NON-STATUTORY STOCK OPTION" shall mean an Option which does not qualify as an incentive stock option, as such term is defined in Section 422 of the Code.

         (k) "OPTION" shall mean a Stock Option granted by the Company pursuant to the Plan to purchase shares of Common Stock.

         (l) "OPTIONEE" shall mean a person who accepts an Option granted under the Plan.

         (m) "OPTION PRICE" shall mean the price to be paid for the shares of Common Stock being purchased pursuant to a Stock Option Agreement.

                                                      FINAL VERSION FOR ADOPTION


         (n) "OPTION PERIOD" shall mean the period from the date of grant of an Option to the date after which such Option may no longer be exercised. Nothing in this Plan shall be construed to extend the termination date of the Option Period beyond the date set forth in the Stock Option Agreement.

         (o) "PLAN" shall mean this Ichor Corporation 2001 Stock Option Plan.

         (p) "PARTICIPANT" shall mean key persons employed by the Company, or a Subsidiary thereof, directors of the Company, or a Subsidiary thereof, officers of the Company, or a Subsidiary thereof, and consultants to the Company, or a Subsidiary thereof.

         (q) "STOCK OPTION AGREEMENT" shall mean the written agreement between the Company and Optionee confirming the Option and setting forth the terms and conditions upon which it may be exercised.

         (r) "SUBSIDIARY" shall mean any corporation, partnership, business trust, joint venture or other business entity in which the Company owns, directly or indirectly through Subsidiaries, at least 50% of the beneficial interests or total combined voting power of all classes of equity.

2.       PURPOSES.

         The purposes of the Plan are to promote the growth and profitability of the Company and its Subsidiaries by enabling it to attract and retain the best available personnel for positions of substantial responsibility, to provide key Participants with an opportunity for investment in the Company's Common Stock and to give them an additional incentive to increase their efforts on behalf of the Company and its Subsidiaries.

3.       ADMINISTRATION.

         The Plan shall be administered by the Administrator. The Administrator shall be appointed by the Board and shall consist of at least three members of the Board, two of whom are non-employees of the Company. In the event that there does not exist at least two non-employee members of the Board, then the Administrator shall be comprised of the entire Board.

         The Administrator shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, (i) to grant Options, to determine the purchase price of the shares of Common Stock covered by each Option, the term of each Option, the persons to whom, and the time or times at which Options shall be granted, and the number of shares of Common Stock to be covered by each Option; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of the Stock Option Agreements (which need not be identical) entered into in connection with awards under the Plan; and (v) to make all other determinations (including factual determinations) deemed necessary or advisable for the administration of the Plan. The Administrator may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrator or any person to whom it

                                                      FINAL VERSION FOR ADOPTION


has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility or authority the Administrator or such person may have under the Plan. Notwithstanding the foregoing, each grant of an Option, and the terms thereof, to a member of the Administrator shall be approved by the Board.

         The Administrator may employ attorneys, consultants, accountants or other persons, and the Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all persons who have received Options, the Company and all other interested persons. No member or agent of the Administrator shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or awards made thereunder, and all members and agents of the Administrator shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


4.       ELIGIBILITY.

         Subject to the provisions of this Plan, the Administrator shall determine and designate from time to time those key Participants of the Company or its Subsidiaries to whom Options are to be granted and the number of shares of Common Stock covered by such grants (subject to the approval of the Board in the case of a grant to a member of the Administrator). In determining the eligibility of an Participant to receive an Option, as well as in determining the number of shares covered by such Option, the Administrator (or the Board, in the case of a member of the Administrator) shall consider the position and responsibilities of such Participant, the nature and value to the Company or a Subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Company or its Subsidiaries and such other factors as the Administrator (or the Board) may deem relevant.


5.       SHARES AVAILABLE UNDER THE PLAN.

         The aggregate number of shares of Common Stock which may be issued or delivered and as to which Options may be granted under the Plan is 5,000,000 shares. All such shares are subject to adjustment and substitution as set forth in Section 8.

         If any Option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock subject to such Option shall again be available for purposes of the Plan. The shares of Common Stock which may be issued or delivered under the Plan may be either or both authorized but unissued shares or repurchased shares, as shall be determined from time to time by the Board.

                                                      FINAL VERSION FOR ADOPTION



6.       GRANT OF OPTIONS.

         The Administrator shall have full and complete authority, in its discretion subject to the provisions of the Plan, to grant Options containing such terms and conditions as the Administrator shall deem appropriate in respect of the Non-Statutory Stock Options.

7.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted under the Plan shall be subject to the following terms and conditions:

                           (A) The Option Price at which each Option may be
                  exercised shall be such price as the Administrator, in its discretion, shall determine.

                           (B) The Option Price shall be payable in full in any
                  one or more of the following ways:

                                    (i) in cash; and/or

                                    (ii) in shares of the Common Stock (which
                           are owned by the Optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 9) having a Fair Market Value on the date of exercise of the Option which is equal to the Option Price for the shares being purchased.

                           If the Option Price is paid in whole or in part in
                  shares of Common Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Administrator, and the Option Price shall be payable at such time or times as the Administrator, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made. When full payment of the Option Price has been made and subject to the restrictions set forth in Section 9, the Optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the Option Price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 5.

                           (C) No Non-Statutory Stock Option shall be
                  exercisable after the expiration of ten years and six months from the date of grant, unless such period is extended by the Company. Subject to this Section 7(C) and Sections 7(E), 7(F) and 7(G), Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Administrator.

                           (D) No Option shall be transferable by an Optionee
                  other than by will, or if an Optionee dies intestate, by the laws of descent and distribution, and all Options shall be exercisable during the lifetime of an Optionee only by the Optionee.

                                                      FINAL VERSION FOR ADOPTION


                           (E) Unless otherwise determined by the Administrator
                  and set forth in the Stock Option Agreement:

                                    (i) If the relationship between the Optionee
                           (whether or not a Disabled Optionee) and the Company is voluntarily terminated with the written consent of the Company or a Subsidiary, or if an Optionee retires under any retirement plan of the Company or a Subsidiary, any then-outstanding Non-Statutory Stock Options held by such Optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such Optionee at any time prior to the expiration date of such Option or within three months after the date of termination of employment, whichever is the shorter period;

                                    (ii) Following the death of an Optionee
                           during his or her relationship with the Company, any outstanding Option held by such Optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the will of the Optionee, or, if the Optionee shall fail to make testamentary disposition of such Option or shall die intestate, by the legal representative of the estate of such Optionee, at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period. Following the death of an Optionee after the termination of the Optionee's relationship with the Company during a period when an Option is exercisable as provided in clause (i) above, any outstanding Option held by the Optionee at the time of death shall be exercisable by such person or persons entitled to do so under the will of the Optionee or by such Optionee's legal representative to the extent that such Option was exercisable by the Optionee at the time of death at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period;

                                    (iii) If the relationship between the
                           Company and the Optionee is terminated by the Company or a Subsidiary without cause, any then-outstanding Non-Statutory Stock Option held by such Optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such Optionee at any time prior to the expiration date of such Option or within 30 days after the date of such termination, whichever is the shorter period; and

                                    (iv) If the relationship between the Company
                           and the Optionee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary, death or involuntary termination without cause, the rights of such Optionee under any then-outstanding Option shall terminate at the time of such termination of the relationship.

                                                      FINAL VERSION FOR ADOPTION



                           In addition, if an Optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Company or any of its Subsidiaries, the Administrator may in its discretion immediately terminate all Options held by the Optionee. For purposes of this subsection (F), the following events or circumstances shall constitute "CAUSE", to wit: perpetration of defalcations; willful, reckless or grossly negligent conduct entailing a substantial violation of any material laws or governmental regulations or orders applicable to the Company or a Subsidiary; or repeated and deliberate failure, after written notice, to comply with policies or directives of the Chief Executive Officer of the Company or a Subsidiary or of the Board.

                  Whether termination of the Optionee's relationship is a voluntary termination with the written consent of, or an involuntary termination for cause from, the Company or a Subsidiary, whether an Optionee is a Disabled Optionee and whether an Optionee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall be determined in each case by the Administrator, and any such determination by the Administrator shall be final and binding.

                           (F) All Options granted hereunder shall be effective
                  solely upon the delivery of a Stock Option Agreement, or an amendment thereto, duly executed by the Chief Executive Officer of the Company on behalf of the Company and by the Participant to whom such Options.

                           (G) Fair market value of the Common Stock shall be
                  determined as follows:

                                    (i) so long as the Common Stock is listed
                           for trading on the NASDAQ Small-Cap Market the NASDAQ National Market or such other reliable publication as the Administrator shall, in its discretion, choose to rely upon, the fair market value of the Common Stock shall be determined by taking the average of the "bid" and "ask" prices per share of the Common Stock as quoted in such reliable publication on the trading date for the two week period ending on the last business day immediately preceding the date as of which fair market value is to be determined; or

                                    (ii) in the event the Common Stock is not
                           listed for trading on the aforementioned NASDAQ Markets or in such other reliable publications as may be acceptable to the Administrator, fair market value shall be determined (as of a date not more than 12 months preceding the date as of which such determination is required to be made hereunder) by an independent appraiser selected by the Board in its sole discretion. The appraiser shall be instructed to assess the fair market value of a minority

                                                      FINAL VERSION FOR ADOPTION


                           interest in the Common Stock, taking into consideration such factors as the appraiser deems relevant, which factors may include but are not limited to (i) the Company's past, current and expected profitability, (ii) the Company's past, present and expected revenues and net cash flow,
                           (iii) the Company's book value, and (iv) the absence of an organized tracking market for the Common Stock.

                                    The date of the determination of the
                           Administrator to grant an Option shall deemed to be the date on which an Option is granted, provided that the Participant to whom the Option is granted is promptly notified of the grant and an Option Agreement is duly executed as of the date of the resolution.

                           (H) The obligation of the Company to issue or deliver
                  shares of the Common Stock under the Plan shall be subject to
                  (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, and (ii) all other applicable securities laws, regulations, rules and orders which may then be in effect.

         Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any Option granted under the Plan shall be subject to such other terms and conditions as the Administrator shall deem advisable.

8.       ADJUSTMENT AND SUBSTITUTION OF SHARES.

         If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding Option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding Option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

         If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then-outstanding Option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

         In the case of any adjustment or substitution as provided for in this
Section 8, the aggregate Option Price for all shares subject to each then-outstanding Option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of stock or other

                                                      FINAL VERSION FOR ADOPTION



securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

                                                      FINAL VERSION FOR ADOPTION



9.       RESTRICTIONS ON TRANSFER OF CERTAIN SHARES.

         The Company is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent,
(ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section and Section 7(I) hereof.

10.      EFFECT OF THE PLAN ON THE RIGHTS OF PARTICIPANTS AND EMPLOYER.

         Neither the adoption of the Plan nor any action of the Board or the Administrator pursuant to the Plan shall be deemed to give any Participant any right to be granted an Option under the Plan, and nothing in the Plan, in any Option granted under the Plan or in any Stock Option Agreement shall confer any right to any Participant to continue his or her relationship with or remain in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the its relationship with or employment of any Participant at any time.

11.      INTERPRETATION, AMENDMENT, AND TERMINATION.

         Except as provided elsewhere in this Plan, in the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. The Board may, in its discretion, amend or terminate this Plan at any time. Termination of the Plan shall not affect the rights of Optionees or their successors under any Options outstanding and not exercised in full on the date of termination.

12.      WITHHOLDING TAXES.

         The Company unilaterally or by arrangement with the Optionee shall make appropriate provision for satisfaction of any obligation to withhold taxes in the case of any grant, award, exercise or other transaction which gives rise to a withholding requirement. An Optionee or other person receiving shares issued upon exercise of a Non-Statutory Option shall be required to pay the Company or any Subsidiary in cash the amount of any taxes which the Company or Subsidiary is required to withhold and the Company shall not be obligated to provide the Optionee with the Company's Common Stock until such time as such cash is paid to the Company.

         Notwithstanding the preceding sentence and subject to such rules as the Administrator may adopt, Optionees who are subject to Section 16(b) of the Exchange Act, and, if determined by the Administrator, other Optionees, may satisfy the obligation, in whole or in part, by election on or before the date that the amount of tax required to be withheld is determined, to have the number of shares received upon exercise of the Non-Statutory Option reduced by the number of shares the fair market value of which is equal to the withholding tax obligations.

                                                      FINAL VERSION FOR ADOPTION



13.      EFFECTIVE DATE AND DURATION OF PLAN.

         The effective date and date of adoption of the Plan shall be the Effective Date. No Option may be granted under the Plan subsequent to the date which is ten (10) years following the Effective Date.

                                      PROXY

                                ICHOR CORPORATION
                        50 - 52 Av du Chanoine Cartellier
                             69230 Saint-Genis Laval
                                     France

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ICHOR
CORPORATION.

       The undersigned hereby appoints John M. Musacchio as proxy, with the power of substitution to represent and to vote as designated below, all the shares of common stock of ICHOR Corporation held of record by the undersigned on June 22, 2001, at the Annual Meeting of Shareholders to be held on July 19, 2001, or any adjournment thereof.

1.         ELECTION OF DIRECTORS

           FOR the nominees listed                                     WITHHOLD AUTHORITY
           Below (except as marked                                     To vote for the nominees
           to the contrary below)              [__]                    Listed below                        [__]

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, STRIKE A LINE
          THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                  Patrice Pactol (Class 2 Director)

                  Robert Demers (Class 1 Director)

                  Michael K. Allio (Class 1 Director)


--------------------------------------------------- ----------------------- ---------------------- -----------------------
2.       Approval of Name Change                             FOR                   AGAINST                ABSTAIN
                                                             [__]                   [__]                    [__]
--------------------------------------------------- ----------------------- ---------------------- -----------------------
3.       Approval of Stock Option Plan                       FOR                   AGAINST                ABSTAIN
                                                             [__]                   [__]                    [__]
--------------------------------------------------- ----------------------- ---------------------- -----------------------


4.       In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

         Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED _________________, 2001

                                            ____________________________________
                                            Signature



                                            ____________________________________
                                            Print Name



                                            ____________________________________
                                            Signature, if jointly held



                                            ____________________________________
                                            Print Name



                                            ____________________________________
                                            Number of Shares


Please mark, sign, date and return this Proxy promptly using the enclosed envelope.